                         Metropolitan Series Fund, Inc.

            SUB-ITEM 77O TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

2007 QUARTER 1

Name of Portfolio: BlackRock Large Cap Growth Portfolio
Issuer: Focus Media Holding Limited
Broker: Credit Suisse
Underwriter(s): Citigroup Global Market Inc.; Credit Suisse Securities (USA)
   LLC; Goldman Sachs (Asia) L.L.C.; Merrill Lynch, Pierce, Fenner Smith Incorporated
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 01/25/07
Date of Offering: 01/25/07
Amount of Purchase: Fund 29,100 shares;                Sub-Adviser 50,000 shares
Amount of Offering: 6,655,700 shares
Purchase Price: $79.50
Offering price at end of first day on which any sales were made: n/a
Commission or Spread: $2.385 per share

Name of Portfolio: BlackRock Aggressive Growth Portfolio
Issuer: Fortress Investment Group
Broker: Lehman Brothers, McDonald Investments
Underwriter(s): Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
   Securities LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Bearr, Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; Wells Fargo Securities, LLC; Friedman, Billings, Ramsey & Co., Inc.; Jefferies & Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investment Inc.; Sandler O'Neill & Partners, L.P.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 02/08/07
Date of Offering: 02/08/07
Amount of Purchase: Fund 9,300 shares;                Sub-Adviser 602,000 shares
Amount of Offering: 34,286,000 shares
Purchase Price: $18.50
Offering price at end of first day on which any sales were made: $18.50 Commission or Spread: $1.11 per share

Name of Portfolio: BlackRock Large Cap Growth Portfolio
Issuer: Fortress Investment Group
Broker: Lehman Brothers, McDonald Investments
Underwriter(s): Goldman, Sachs & Co.; Lehman Brothers Inc.; Banc of America
   Securities LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Bearr, Stearns & Co. Inc.; Lazard Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; Wells Fargo Securities, LLC; Friedman, Billings, Ramsey & Co., Inc.; Jefferies & Company, Inc.; JMP Securities LLC; Keybanc Capital Markets, a Division of McDonald Investment Inc.; Sandler O'Neill & Partners, L.P.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 02/08/07
Date of Offering: 02/08/07
Amount of Purchase: Fund 2,800 shares;                Sub-Adviser 602,000 shares
Amount of Offering: 34,286,000 shares
Purchase Price: $18.50
Offering price at end of first day on which any sales were made: $18.50 Commission or Spread: $1.11 per share

Name of Portfolio: BlackRock Aggressive Growth Portfolio
Issuer: Clearwire Corp.
Broker: JP Morgan Securities Inc.
Underwriter(s): Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan
   Stanley & Co. Incorporated; J.P. Morgan Securities Inc.; Wachovia Capital Markets, LLC; Bear, Stearns & Co. Inc.; Citigroup Global Markets Inc.; Jefferies & Company, Inc.; Raymond James & Associates, Inc.; ThinkEquity Partners LLC; Stifel, Nicolas & Company, Incorporated; D.A. Davidson & Co.; A.G. Edwards & Sons, Inc.; JMP Securities LLC; McAdams Wright Ragen, Inc.; Morgan Keegan & Company, Inc.; Susquehanna Financial Group, LLLP; Wedbush Morgan Securities, Inc.; Wells Fargo Securities, LLC
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 03/07/07
Date of Offering: 03/07/07
Amount of Purchase: Fund 73,800 shares;               Sub-Adviser 177,500 shares
Amount of Offering: 24,000,000 shares
Purchase Price: $25.00
Offering price at end of first day on which any sales were made: $25.00 Commission or Spread: $0.90 per share

Name of Portfolio: BlackRock Large Cap Growth Portfolio
Issuer: Clearwire Corp.
Broker: JP Morgan Securities Inc.
Underwriter(s): Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan
   Stanley & Co. Incorporated; J.P. Morgan Securities Inc.; Wachovia Capital Markets, LLC; Bear, Stearns & Co. Inc.; Citigroup Global Markets Inc.; Jefferies & Company, Inc.; Raymond James & Associates, Inc.; ThinkEquity Partners LLC; Stifel, Nicolas & Company, Incorporated; D.A. Davidson & Co.; A.G. Edwards & Sons, Inc.; JMP Securities LLC; McAdams Wright Ragen, Inc.; Morgan Keegan & Company, Inc.; Susquehanna Financial Group, LLLP; Wedbush Morgan Securities, Inc.; Wells Fargo Securities, LLC
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 03/07/07
Date of Offering: 03/07/07
Amount of Purchase: Fund 22,400 shares;               Sub-Adviser 177,500 shares
Amount of Offering: 24,000,000 shares
Purchase Price: $25.00
Offering price at end of first day on which any sales were made: $25.00 Commission or Spread: $0.90 per share

Name of Portfolio: BlackRock Aggressive Growth Portfolio
Issuer: Teletech Holdings, Inc.
Broker: Citigroup
Underwriter(s): Citigroup Global Markets Inc.; Morgan Stanley & Co.
   Incorporated; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Credit Suisse Securities (USA) LLC; Craig-Hallum Capital Group LLC; Janco Partners, Inc.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 03/29/07
Date of Offering: 03/29/07
Amount of Purchase: Fund 173,400 shares;              Sub-Adviser 275,000 shares
Amount of Offering: 5,000,000 shares
Purchase Price: $36.50
Offering price at end of first day on which any sales were made: $36.50 Commission or Spread: $1.75375 per share

[X] The securities are (i) part of an issue registered under the Securities Act of 1933, (ii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or
     (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

[X] The purchase price did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth day before termination, if a rights offering).

[X]  The underwriting was a firm commitment.

[X] The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

[X] In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors), or in respect of any municipal securities, the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization or if the issuer of the municipal securities or entity supplying the revenues from which the issues is to be paid has been in continuous operation for less than three years (including any predecessors), it has received one of the three highest ratings from at least one such rating service.

[X] The amount of the securities purchased by all of the funds and discretionary accounts advised by the same investment adviser or subadviser did not exceed 25% of the principal amount of the offering.

[X] The Portfolio did not purchase the securities directly or indirectly from an officer, director, member of an advisory board or employee of the Fund or investment adviser or subadviser of the Portfolio or affiliated person thereof.

2007 QUARTER 2

Name of Portfolio: BlackRock Aggressive Growth Portfolio
Issuer: MetroPCS Communications Inc.
Broker: Bear Stearns & Co., Inc.
Underwriter(s): Bear, Stearns & Co. Inc.; Banc of America Securities LLC;
   Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; UBS Securities LLC; Thomas Weisel Partners LLC; Wachovia Capital Markets, LLC; Raymond James & Associates, Inc.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 04/18/07
Date of Offering: 04/18/07
Amount of Purchase: Fund 107,700 shares;              Sub-Adviser 146,000 shares
Amount of Offering: 50,000,000 shares
Purchase Price: $23.00
Offering price at end of first day on which any sales were made: $23.00 Commission or Spread: $1.081 per share

Name of Portfolio: BlackRock Bond Income Portfolio
Issuer: Mellon Capital IV
Broker: Goldman, Sachs & Co.
Underwriter(s): Goldman, Sachs & Co.; Morgan Stanley & Co. Incorporated;
   Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities Inc.; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; BNY Capital Markets, Inc.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 06/12/07
Date of Offering: 06/12/07
Amount of Purchase: Fund $2,325,000                      Sub-Adviser $60,000,000
Amount of Offering: $500,000,000 (500,000 Normal PCS - liquidation amount $1,000 per security)
Purchase Price: $100
Offering price at end of first day on which any sales were made: $100
Commission or Spread: 1.0%

Name of Portfolio: BlackRock Diversified Portfolio
Issuer: Mellon Capital IV
Broker: Goldman, Sachs & Co.
Underwriter(s): Goldman, Sachs & Co.; Morgan Stanley & Co. Incorporated;
   Barclays Capital Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities Inc.; Citigroup Global Markets Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; BNY Capital Markets, Inc.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 06/12/07
Date of Offering: 06/12/07
Amount of Purchase: Fund $900,000                        Sub-Adviser $60,000,000
Amount of Offering: $500,000,000 (500,000 Normal PCS - liquidation amount $1,000 per security)
Purchase Price: $100
Offering price at end of first day on which any sales were made: $100
Commission or Spread: 1.0%

Name of Portfolio: BlackRock Bond Income Portfolio
Issuer: The Progressive Corporation
Broker: Goldman, Sachs & Co.
Underwriter(s): Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill
   Lynch, Pierce, Fenner & Smith Incorporated
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 06/18/07
Date of Offering: 06/18/07
Amount of Purchase: Fund $2,640,000                     Sub-Adviser $105,000,000
Amount of Offering: $1,000,000,000
Purchase Price: $99.729
Offering price at end of first day on which any sales were made: $99.729 Commission or Spread: 1.0%

Name of Portfolio: BlackRock Diversified Portfolio
Issuer: The Progressive Corporation
Broker: Goldman, Sachs & Co.
Underwriter(s): Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Merrill
   Lynch, Pierce, Fenner & Smith Incorporated
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 06/18/07
Date of Offering: 06/18/07
Amount of Purchase: Fund $1,040,000                     Sub-Adviser $105,000,000
Amount of Offering: $1,000,000,000
Purchase Price: $99.729
Offering price at end of first day on which any sales were made: $99.729 Commission or Spread: 1.0%

[X] The securities are (i) part of an issue registered under the Securities Act of 1933, (ii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or
     (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

[X] The purchase price did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth day before termination, if a rights offering).

[X]  The underwriting was a firm commitment.

[X] The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

[X] In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors), or in respect of any municipal securities, the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization or if the issuer of the municipal securities or entity supplying the revenues from which the issues is to be paid has been in continuous operation for less than three years (including any predecessors), it has received one of the three highest ratings from at least one such rating service.

[X] The amount of the securities purchased by all of the funds and discretionary accounts advised by the same investment adviser or subadviser did not exceed 25% of the principal amount of the offering.

[X] The Portfolio did not purchase the securities directly or indirectly from an officer, director, member of an advisory board or employee of the Fund or investment adviser or subadviser of the Portfolio or affiliated person thereof.

2007 QUARTER 3

Name of Portfolio: BlackRock Aggressive Growth Portfolio
Issuer: Genpact Ltd
Broker: Morgan Stanley & Co. Inc.
Underwriter(s): Morgan Stanley & Co. Incorporated; Citigroup Global Markets
   Inc.; J.P. Morgan Securities Inc.; Wachovia Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Banc of America Securities LLC; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities, Inc.; UBS Securities LLC
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 08/01/07
Date of Offering: 08/01/07
Amount of Purchase: Fund 250,600 shares               Sub-Adviser 400,000 shares
Amount of Offering: 35,294,118 shares
Purchase Price: $14.00
Offering price at end of first day on which any sales were made: $14.00 Commission or Spread: $0.77

Name of Portfolio: BlackRock Aggressive Growth Portfolio
Issuer: VMware Inc.
Broker: JP Morgan Securities Inc.
Underwriter(s): Citigroup Global Markets Inc.; J.P. Morgan Securities Inc.;
   Lehman Brothers Inc.; Credit Suisse Securities (USA) LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Deutsche Bank Securities Inc.; Banc of America Securities LLC; Bear, Stearns & Co. Inc.; UBS Securities LLC; Wachovia Capital Markets, LLC; A.G. Edwards & Sons, Inc.; HSBC Securities
   (USA) Inc.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 08/13/07
Date of Offering: 08/13/07
Amount of Purchase: Fund 41,700 shares                Sub-Adviser 605,000 shares
Amount of Offering: 33,000,000 shares
Purchase Price: $29.00
Offering price at end of first day on which any sales were made: $29.00 Commission or Spread: $1.595

Name of Portfolio: BlackRock Large Cap Growth Portfolio
Issuer: VMware Inc.
Broker: JP Morgan Securities Inc.
Underwriter(s): Citigroup Global Markets Inc.; J.P. Morgan Securities Inc.;
   Lehman Brothers Inc.; Credit Suisse Securities (USA) LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Deutsche Bank Securities Inc.; Banc of America Securities LLC; Bear, Stearns & Co. Inc.; UBS Securities LLC; Wachovia Capital Markets, LLC; A.G. Edwards & Sons, Inc.; HSBC Securities
   (USA) Inc.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 08/13/07
Date of Offering: 08/13/07
Amount of Purchase: Fund 33,400 shares                Sub-Adviser 605,000 shares
Amount of Offering: 33,000,000 shares
Purchase Price: $29.00
Offering price at end of first day on which any sales were made: $51.00 Commission or Spread: $1.595

Name of Portfolio: BlackRock Bond Income Portfolio
Issuer: Royal Bank of Scotland Group PLC (cusip 780097AS0)
Broker: RBS Greenwich Capital
Underwriter(s): Merrill Lynch, Pierce, Fenner & Smith Incorporated; Greenwich
   Capital Markets, Inc.; Banc of America Securities LLC; Wachovia Capital Markets, LLC; Goldman, Sachs & Co.; Lehman Brothers Inc.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 09/26/07
Date of Offering: 09/26/07
Amount of Purchase: Fund $4,650,000                     Sub-Adviser $100,000,000
Amount of Offering: $1,600,000,000
Purchase Price: $100.00
Offering price at end of first day on which any sales were made: $100.00 Commission or Spread: 1.00%

Name of Portfolio: BlackRock Diversified Portfolio
Issuer: Royal Bank of Scotland Group PLC (cusip 780097AS5)
Broker: RBS Greenwich Capital
Underwriter(s): Merrill Lynch, Pierce, Fenner & Smith Incorporated; Greenwich
   Capital Markets, Inc.; Goldman Sachs & Co.; Lehman Brothers Inc.; Banc of America Securities LLC; Wachovia Capital Markets, LLC
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 09/26/07
Date of Offering: 09/26/07
Amount of Purchase: Fund $2,000,000                     Sub-Adviser $100,000,000
Amount of Offering: $1,500,000,000
Purchase Price: $100.00
Offering price at end of first day on which any sales were made: $100.00 Commission or Spread: 1.00%

Name of Portfolio: BlackRock Bond Income Portfolio
Issuer: AT&T Inc.
Broker: Banc of America Securities LLC
Underwriter(s): Banc of America Securities LLC; Barclays Capital Inc.; Merrill
   Lynch, Pierce, Fenner & Smith Incorporated; Goldman, Sachs & Co.; Mitsubishi UFJ Securities International plc.; Wachovia Capital Markets, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities Inc.; Loop Capital Markets, LLC; Samuel A. Ramirez & Co., Inc.; UBS Securities LLC
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 08/28/07
Date of Offering: 08/28/07
Amount of Purchase: Fund $7,275,000                     Sub-Adviser $200,000,000
Amount of Offering: $1,000,000,000
Purchase Price: $99.568
Offering price at end of first day on which any sales were made: $99.568 Commission or Spread: 0.875%

Name of Portfolio: BlackRock Diversified Portfolio
Issuer: AT&T Inc.
Broker: Banc of America Securities LLC
Underwriter(s): Banc of America Securities LLC; Barclays Capital Inc.; Merrill
   Lynch, Pierce, Fenner & Smith Incorporated; Goldman, Sachs & Co.; Mitsubishi UFJ Securities International plc.; Wachovia Capital Markets, LLC; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities Inc.; Loop Capital Markets, LLC; Samuel A. Ramirez & Co., Inc.;
   UBS Securities LLC
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 08/28/07
Date of Offering: 08/28/07
Amount of Purchase: Fund $2,850,000                     Sub-Adviser $200,000,000
Amount of Offering: $1,000,000,000
Purchase Price: $99.568
Offering price at end of first day on which any sales were made: $99.568 Commission or Spread: 0.875%

[X] The securities are (i) part of an issue registered under the Securities Act of 1933, (ii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or
     (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

[X] The purchase price did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth day before termination, if a rights offering).

[X]  The underwriting was a firm commitment.

[X] The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

[X] In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors), or in respect of any municipal securities, the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization or if the issuer of the municipal securities or entity supplying the revenues from which the issues is to be paid has been in continuous operation for less than three years (including any predecessors), it has received one of the three highest ratings from at least one such rating service.

[X] The amount of the securities purchased by all of the funds and discretionary accounts advised by the same investment adviser or subadviser did not exceed 25% of the principal amount of the offering.

[X] The Portfolio did not purchase the securities directly or indirectly from an officer, director, member of an advisory board or employee of the Fund or investment adviser or subadviser of the Portfolio or affiliated person thereof.

2007 QUARTER 4

Name of Portfolio: BlackRock Aggressive Growth Portfolio
Issuer: MSCI Inc.
Broker: Morgan Stanley & Co. Inc.
Underwriter(s): Morgan Stanley & Co. Incorporated; Banc of America Securities
   LLC; Credit Suisse Securities (USA) LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; UBS Securities LLC; E*TRADE Securities LLC; Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC; Keefe, Bruyette & Woods, Inc.; CastleOak Securities, L.P.; Samuel A. Ramirez & Co., Inc.; Muriel Siebert & Co., Inc.; The Williams Capital Group, L.P.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 11/20/07
Date of Offering: 11/20/07
Amount of Purchase: Fund 78,900 shares                Sub-Adviser 240,000 shares
Amount of Offering: 14,000,000 shares
Purchase Price: $18.00
Offering price at end of first day on which any sales were made: $18.00 Commission or Spread: $1.26

Name of Portfolio: BlackRock Bond Income Portfolio
Issuer: Fannie Mae (cusip 313586752)
Broker: Lehman Brothers Inc.
Underwriter(s): Lehman Brothers In.; Merrill Lynch, Pierce, Fenner & Smith
   Incorporated; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Banc of America Securities LLC; Bear, Stearns & Co. Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Morgan Stanley & Co. Incorporated; UBS Securities LLC
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 12/6/07
Date of Offering: 12/6/07
Amount of Purchase: Fund 487,075 shares            Sub-Adviser 16,000,000 shares
Amount of Offering: 280,000,000
Purchase Price: $25.00
Offering price at end of first day on which any sales were made: $25.00 Commission or Spread: $0.25

Name of Portfolio: BlackRock Diversified Portfolio
Issuer: Fannie Mae (cusip 313586752)
Broker: Lehman Brothers Inc.
Underwriter(s): Lehman Brothers In.; Merrill Lynch, Pierce, Fenner & Smith
   Incorporated; Goldman, Sachs & Co.; J.P. Morgan Securities Inc.; Banc of America Securities LLC; Bear, Stearns & Co. Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Morgan Stanley & Co. Incorporated; UBS Securities LLC
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 12/6/07
Date of Offering: 12/6/07
Amount of Purchase: Fund 211,950 shares            Sub-Adviser 16,000,000 shares
Amount of Offering: 280,000,000
Purchase Price: $25.00
Offering price at end of first day on which any sales were made: $25.00 Commission or Spread: $0.25

Name of Portfolio: BlackRock Large Cap Portfolio
Issuer: Och-Ziff Capital Management Group
Broker: Lehman Brothers Inc.; Keefe Bruyette and Woods Inc.
Underwriter(s): Goldman, Sachs & Co.; Lehman Brothers Inc.; Merrill Lynch,
   Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; J.P. Morgan Securities Inc.; Credit Suisse Securities (USA) LLC; Bear, Stearns & Co. Inc.; Macquarie Securities (USA) Inc.; Nomura Securities International, Inc.; Keefe, Bruyette & Woods, Inc.; BOCI Asia Limited; Samuel A. Ramirez & Company, Inc.; Utendahl Capital Partners, L.P.
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 11/13/07
Date of Offering: 11/13/07
Amount of Purchase: Fund 5,100 shares                 Sub-Adviser 206,000 shares
Amount of Offering: 36,000,000
Purchase Price: $32.00
Offering price at end of first day on which any sales were made: $32.00 Commission or Spread: $1.76

Name of Portfolio: BlackRock Bond Income Portfolio
Issuer: Wachovia Corporation (cusip 929903276)
Broker: Wachovia Securities LLC
Underwriter(s): Wachovia Capital Markets, LLC; Citigroup Global Markets Inc.;
   Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; UBS Securities LLC; Banc of America Securities LLC; Barclays Capital Inc.; Cabrera Capital Markets, LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; Goldman, Sachs & Co.; Greenwich Capital Markets, Inc.; ING Financial Markets LLC; KeyBanc Capital Markets, a division of McDonald Investments Inc.; Lehman Brothers Inc.; NatCity Investments, Inc.; RBC Dain Rauscher Inc.; Samuel A. Ramirez & Company, Inc.; Sandler O'Neill & Partners, L.P.; The Williams Capital Group, L.P.; Wells Fargo Securities, LLC
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 12/18/07
Date of Offering: 12/18/07
Amount of Purchase: Fund 600,000 shares            Sub-Adviser 16,400,000 shares
Amount of Offering: 80,000,000
Purchase Price: $25.00
Offering price at end of first day on which any sales were made: $25.00 Commission or Spread: 0.7875

Name of Portfolio: BlackRock Diversified Portfolio
Issuer: Wachovia Corporation (cusip 929903276)
Broker: Wachovia Securities LLC
Underwriter(s): Wachovia Capital Markets, LLC; Citigroup Global Markets Inc.;
   Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Incorporated; UBS Securities LLC; Banc of America Securities LLC; Barclays Capital Inc.; Cabrera Capital Markets, LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; Goldman, Sachs & Co.; Greenwich Capital Markets, Inc.; ING Financial Markets LLC; KeyBanc Capital Markets, a division of McDonald Investments Inc.; Lehman Brothers Inc.; NatCity Investments, Inc.; RBC Dain Rauscher Inc.; Samuel A. Ramirez & Company, Inc.; Sandler O'Neill & Partners, L.P.; The Williams Capital Group, L.P.; Wells Fargo Securities, LLC
Affiliated Underwriter in the Syndicate: Merrill Lynch
Date of Purchase: 12/18/07
Date of Offering: 12/18/07
Amount of Purchase: Fund 250,000 shares            Sub-Adviser 16,400,000 shares
Amount of Offering: 80,000,000
Purchase Price: $25.00
Offering price at end of first day on which any sales were made: $25.00 Commission or Spread: 0.7875

[X] The securities are (i) part of an issue registered under the Securities Act of 1933, (ii) "municipal securities" as defined under the Securities Exchange Act of 1934, (iii) sold in an offering conducted under the laws of a country other than the United States subject to certain requirements, or
     (iv) exempt from registration under section 4(2) of the Securities Act of 1933 or Rules 144A or 501-508 thereunder.

[X] The purchase price did not exceed the offering price at the end of the first business day after the first day of the offering (or fourth day before termination, if a rights offering).

[X]  The underwriting was a firm commitment.

[X] The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during a comparable period of time.

[X] In respect of any securities other than municipal securities, the issuer of such securities has been in continuous operation for not less than three years (including operations of predecessors), or in respect of any municipal securities, the issuer of such securities has received an investment grade rating from a nationally recognized statistical rating organization or if the issuer of the municipal securities or entity supplying the revenues from which the issues is to be paid has been in continuous operation for less than three years (including any predecessors), it has received one of the three highest ratings from at least one such rating service.

[X] The amount of the securities purchased by all of the funds and discretionary accounts advised by the same investment adviser or subadviser did not exceed 25% of the principal amount of the offering.

[X] The Portfolio did not purchase the securities directly or indirectly from an officer, director, member of an advisory board or employee of the Fund or investment adviser or subadviser of the Portfolio or affiliated person thereof.